Exhibit 10.1

[EXECUTION VERSION]

AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT
This Amendment No. 1, dated as of March 21, 2012 (this “Amendment”), to that certain ABL Credit Agreement, dated as of February 29, 2012 (the “Credit Agreement”), among NORANDA ALUMINUM Holding CORPORATION, a Delaware corporation (“Holdings”); NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation (the “Company”); the Subsidiaries of the Company party thereto (collectively with the Company, the “Borrowers”), the banks and other financial institutions or entities from time to time parties thereto (the “Lenders”); BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent (in such capacities, the “Administrative Agent”); CITIBANK, N.A.; UBS SECURITIES LLC; BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC; CREDIT SUISSE SECURITIES (USA) LLC and GOLDMAN SACHS BANK USA, as co-syndication agents and co-documentation agents, is entered into among Holdings, the Company, the other Borrowers, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
WITNESSETH:
Whereas, the Company, the other Borrowers, Holdings, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement, and the parties hereto wish, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided;
Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.    AMENDMENT TO THE CREDIT AGREEMENT.
Effective as of the First Amendment Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:
1.1    The definition of “Consolidated Net Income” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (xvi) and replacing in lieu thereof a semi-colon and (ii) inserting the following at the end of such definition:
“provided, that for purposes of calculating Consolidated Net Income of the Company, for any full four-fiscal-quarter period, the Company shall, at its option, be entitled to employ one or the other of the “LIFO” or “FIFO” methods of inventory valuation, irrespective of the manner in which it accounts for inventory for other purposes and to adjust its otherwise-reported financial calculations accordingly (it being understood that any valuation adjustment (i) is consistent in all material respects with the methodology used by the Company in the ordinary course of business as of the Closing Date and (ii) results in “FIFO” inventory valuation for purposes of this Agreement).”

SECTION 2.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date hereof on the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:
2.1    Certain Documents. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Company, each other Borrower and Holdings, the Administrative Agent and the Required Lenders.
2.2    Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3.    REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to consent to the amendment contained herein, each of Holdings, the Company and each other Borrower hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
(a)    After giving effect to this Amendment, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents, and such Liens continue unimpaired with the same priority to secure repayment of all ABL Finance Obligations, whether heretofore or hereafter incurred. The position of the Lenders and the Collateral Agent with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Security Documents and the ability of the Administrative Agent or the Collateral Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment to the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.
(b)    Each of Holdings, the Company and each other Borrower (i) reaffirms as of the date hereof and the First Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Security Document and other Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment on the First Amendment Effective Date and (ii) ratifies and confirms as of the date hereof and the First Amendment Effective Date its respective ABL Credit Obligations under the Credit Agreement and each Security Document and other Loan Document to which it is a party, including, in each case, as such ABL Credit Obligations may be modified by this Amendment on the First Amendment Effective Date. Each of Holdings, the Company and each other Borrower further confirms that the Credit Agreement, each Security Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this Amendment.
(c)    Immediately after giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(d)    This Amendment constitutes the legal, valid and binding obligation of each of Holdings, the Company and each other Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(e)    Each of Holdings, the Company and each other Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment.
(f)    As of the date hereof, Holdings, the Company and the other Borrowers party hereto constitute all of the Persons who are or are required to be Loan Parties under the terms of the Loan Documents.

SECTION 4.    MISCELLANEOUS
4.1    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
4.2    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.
4.3    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
4.5    Fees and Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of counsel to the Administrative Agent.
4.6    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).
4.7    Effects of this Amendment.
(a)    On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Amendment.
(b)    Noranda Intermediate Holding Corporation acknowledges and agrees that it is currently, and at all times since the Closing Date has been, a Borrower, and fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement and the other Loan Documents which are applicable to it in its capacity as a Borrower and party to the Credit Agreement, and each of Holdings, the Company and the other Borrowers hereby acknowledges and agrees to the foregoing.
(c)    Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Amendment).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

NORANDA ALUMINUM HOLDING CORPORATION
By:______________________________________________________
Name:
Title:
NORANDA ALUMINUM ACQUISITION CORPORATION
By:______________________________________________________
Name:
Title:
NORANDAL USA, INC.
By:______________________________________________________
Name:
Title:
NORANDA ALUMINUM, INC.
By:______________________________________________________
Name:
Title:
NORANDA ALUMINA LLC
By:______________________________________________________
Name:
Title:
NORANDA INTERMEDIATE HOLDING CORPORATION
By:______________________________________________________
Name:
Title:

NORANDA INTERMEDIATE HOLDINGS II, INC.
By:______________________________________________________
Name:
Title:
GRAMERCY ALUMINA HOLDINGS INC.
By:______________________________________________________
Name:
Title:

BANK OF AMERICA, N.A.
as Administrative Agent and Lender
By:______________________________________________________
Name:
Title:

CITIBANK, N.A.
as Co-Syndication Agent, Co-Documentation Agent and Lender
By:______________________________________________________
Name:
Title:

UBS SECURITIES LLC
as Co-Syndication Agent and Co-Documentation Agent
By:______________________________________________________
Name:
Title:
By:______________________________________________________
Name:
Title:

UBS LOAN FINANCE LLC
as Lender
By:______________________________________________________
Name:
Title:
By:______________________________________________________
Name:
Title:

BARCLAYS BANK PLC
as Co-Syndication Agent, Co-Documentation Agent and Lender
By:______________________________________________________
Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC
as Co-Syndication Agent and Co-Documentation Agent
By:______________________________________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Lender
By:______________________________________________________
Name:
Title:

GOLDMAN SACHS BANK USA
as Co-Syndication Agent, Co-Documentation Agent and Lender
By:______________________________________________________
Name:
Title: